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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The Bank of Kentucky Financial Corporation ("BKFC") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Zapp, Chief Executive Officer and President of BKFC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of BKFC.


                                        /s/ Robert W. Zapp
                                           -------------------------------------
                                           Robert W. Zapp
                                           Chief Executive Officer and President
                                           March 27, 2003